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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported: June 22, 2005)






                   NORTH AMERICAN GALVANIZING & COATINGS, INC.
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             (Exact name of registrant as specified in its charter)


     Delaware                        1-3920                    71-0268502
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 (State or other                  (Commission                (IRS Employer
   jurisdiction                   File Number)            Identification Number)
of incorporation)


       2250 East 73rd Street,Tulsa, Oklahoma                    74136-6832
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      (Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code: (918) 494-0964
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                                 Not applicable
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          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 7.01  REGULATION FD DISCLOSURE

On June 22, 2005, North American Galvanizing & Coatings, Inc. issued a press release in the form attached as Exhibit 99.1, which is incorporated herein by reference. The furnishing of this information shall not be deemed an admission as to the materiality of the information included in this Current Report. This information is not filed but is furnished pursuant to Regulation FD.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                     NORTH AMERICAN GALVANIZING & COATINGS, INC.



Date:  June 23, 2005                 By: /s/ Beth B. Hood
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                                         Beth B. Hood
                                         Vice President-CFO

                                  EXHIBIT INDEX


Exhibit No.       Description
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99.1              Press release, dated June 23, 2005, of
                  North American Galvanizing & Coatings, Inc.